Exhibit 10.22(e)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 4 TO

NON-EXCLUSIVE LICENSE AND DEVELOPMENT AGREEMENT

This Amendment No. 4 to Non‑Exclusive License And Development Agreement (“Amendment No. 4”), effective as of November 14, 2025 (“Amendment No. 4 Effective Date”), is entered into by and between FUJIFILM CELLULAR DYNAMICS, INC., having a place of business at 465 Science Drive, Madison, WI 53711 (“FCDI”), and SANA BIOTECHNOLOGY, INC., having a place of business at 188 East Blaine Street, Suite 400, Seattle, WA 98102 (“Licensee”).

WHEREAS, FCDI and Licensee are parties to a certain Non‑Exclusive License And Development Agreement dated February 1, 2021, as amended as of April 12, 2021, October 26, 2021, and February 16, 2024 (the “License Agreement”).

WHEREAS, pursuant to an iPSC Material Transfer Agreement, effective as of February 25, 2021, FCDI transferred, as “Materials” thereunder, vials of iPSC Line [***] (the “February 2021 MTA”).

WHEREAS, pursuant to Amendment No. 1 to Non‑Exclusive License And Development Agreement, effective as of April 12, 2021, FCDI iPSC Line [***] was added to Exhibit A to the License Agreement as an Approved iPSC Line that is a Research‑grade iPSC Line.

WHEREAS, Licensee desires that FCDI iPSC Line [***] now be added to Exhibit A to the License Agreement as an Approved iPSC Line that is a GMP‑grade iPSC Line, and FCDI is willing to agree to do that, upon the terms and conditions set forth herein.

WHEREAS, accordingly, the Parties wish to further amend the License Agreement in connection with the foregoing as set forth herein.

In consideration of the covenants and conditions contained herein, the Parties hereby agree to the following:

1.
Additional iPSC Line Agreement. FCDI and Licensee agree that this Amendment No. 4 shall constitute the Additional iPSC Line Agreement as contemplated in Section 2.10 of the License Agreement pursuant to which Licensee shall acquire the right to possess and use, subject to the License Agreement, FCDI iPSC Line [***] as an Approved iPSC Line that is a GMP‑grade iPSC Line. FCDI may issue an invoice for the amount of [***] Dollars ($[***]) as consideration payable for such agreement of FCDI that FCDI iPSC Line [***] shall be an Approved iPSC Line that is a cGMP-grade iPSC Line, and

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Licensee shall pay such amount, in U.S. Dollars, in full and without offset or other withholding of any amounts owed or to become owed, to FCDI within [***] after Licensee’s receipt of FCDI’s invoice therefor.
2.
Amendments.
a.
Section 2.6, Further Prohibited Activities, hereby is deleted and replaced in its entirety with the following:

“2.6 Further Prohibited Activities. Licensee (a) shall not (i) transfer possession of any Approved iPSC Line to any Third Party other than to a Permitted Sublicensee or Licensee Service Provider or (ii) permit any Third Party (other than a Permitted Sublicensee or Licensee Service Provider doing the same in accordance herewith) to make, have made, or have used any Approved iPSC Line that such Third Party received directly or indirectly from Licensee; (b) shall not offer to sell or sell any Approved iPSC Line; (c) shall not reverse engineer any Approved iPSC Line; (d) shall not perform any whole genome sequencing of any Approved iPSC Line for any of the purposes set forth in clauses (c), (e), or (f) of this provision; (e) shall not use any Approved iPSC Line directly or indirectly to derive or make any human gamete or gamete precursor cell or any embryo, including an admixed embryo, whether by nuclear transfer or otherwise, and (f) shall not attempt in any way to determine the identity of any donor of the biological materials from which an Approved iPSC Line was Derived or constructed, or of any biological relative of any such donor.”

b.
Section 2.10, Access to Additional iPSC Lines, hereby is deleted and replaced in its entirety with the following

“2.10 Access to Additional iPSC Lines. From time-to-time during the Term, and pursuant to the further written agreement of the Parties (an “Additional iPSC Line Agreement”), Licensee may acquire the right to possess and use, subject to this Agreement, iPSC Lines from FCDI, in addition to the iPSC Lines already provided as of the Effective Date, upon payment by Licensee to FCDI of such dollar amount per vial of each such iPSC Line as so further agreed. Upon payment of the applicable amount with respect to any such additional iPSC Line in accordance with this Section b (Access to Additional iPSC Lines), such additional iPSC Line shall be considered an Approved iPSC Line and shall be added to Exhibit A, which shall identify such additional Approved iPSC Line as a Research-grade iPSC Line or a cGMP-grade iPSC Line in accordance with the Additional iPSC Line Agreement. Upon an Additional iPSC Line Agreement, FCDI may issue an invoice for the applicable amount with respect to any such additional iPSC Line and Licensee shall pay such applicable amount to FCDI within [***] after Licensee’s receipt of FCDI’s invoice therefor. No later than [***] after FCDI receives Licensee’s payment of such applicable amount with respect to such Approved iPSC Lines, FCDI shall provide to Licensee the number of units of vials of each such additional Approved iPSC Line to be transferred by FCDI to Licensee in accordance with the Additional iPSC Line Agreement regarding the same. All additional iPSC Lines provided under this Section b (Access to Additional iPSC Lines) shall be delivered to Licensee FCA FCDI, Madison, Wisconsin (Incoterms 2020) and the risk of loss thereof shall pass

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to Licensee upon such delivery. All such additional iPSC Lines are provided by FCDI “AS IS” and without any warranties of any kind and FCDI MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE iPSC LINES AND DERIVATIVE CELLS, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT FOR THE EXPRESS REPRESENTATION AND WARRANTY SET FORTH IN SECTION 9.5 (NON‑INFRINGEMENT), 9.6 (CONFORMANCE TO SPECIFICATIONS) AND 9.8 (COMPLIANCE WITH LAW; CONSENT; AUTHORIZATIONS).”

c.
Section 4.2, Annual Maintenance Fee, hereby is deleted and replaced in its entirety with the following:

“4.2 Annual Maintenance Fee. During the Term Licensee shall pay to FCDI, as a maintenance fee, [***] Dollars (USD $[***]) (“Maintenance Fee”) within [***] after Licensee’s receipt of FCDI’s invoice therefor, to be provided by FCDI after each anniversary of the Effective Date, such Maintenance Fee shall be deemed fully earned upon its due date and non-refundable when paid in consideration for continuing access to the Licensed IP; provided that FCDI shall not provide to Licensee an invoice for the Maintenance Fee, and Licensee shall not be required to pay the Maintenance Fee, with respect to the [***] period commencing on the [***] anniversary of the Effective Date; and provided further, for the avoidance of doubt, that the invoice for the Maintenance Fee with respect to the [***] period commencing on the [***] anniversary of the Effective Date is to be provided by FCDI after [***]. Thereafter, each invoice for each annual Maintenance Fee shall be provided by FCDI after each anniversary of the Effective Date. Accordingly, the invoice for the Maintenance Fee with respect to the [***] period commencing on the [***] anniversary of the Effective Date is to be provided by FCDI after [***].”

d.
cGMP‑grade iPSC Line. The License Agreement hereby is amended by deleting each instance of “cGMP iPSC Line” and replacing it with “cGMP‑grade iPSC Line”.
e.
Exhibit A. Subject to FCDI’s receipt of payment of the amount set forth in Section 1 hereof in accordance with such Section 1, Exhibit A shall be deleted and replaced in its entirety with Exhibit A as attached as Attachment 1 to this Amendment No. 4.
3.
Certain Acknowledgements by Licensee. Licensee acknowledges and agrees, with respect FCDI iPSC Line [***] and the second sentence of Section 9.6, that “when delivered” as used in such sentence means “when delivered pursuant to the February 2021 MTA”.

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4.
Miscellaneous.
a.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the License Agreement.
b.
Except as expressly set forth herein, the terms and conditions of the License Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of this Amendment No. 4 and the License Agreement, the terms and conditions set forth in this Amendment No. 4 shall control with respect to the subject matter hereof.
c.
No provision of this Amendment No. 4 may be amended or otherwise modified except by a writing signed by the Parties.
d.
The Parties may execute this Amendment No. 4 in counterparts, each of which will be deemed an original, but all of which taken together constitute one and the same agreement. This Amendment No. 4 may be delivered by facsimile transmission or electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), and such copies of executed signature pages will be binding as originals.
e.
This Amendment No. 4 shall be governed by the laws of the State of Wisconsin.

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS HEREOF, the Parties, by their duly authorized representatives, have executed this Amendment No. 4 as of the Amendment No. 4 Effective Date.

FCDI:	LICENSEE:
FUJIFILM CELLULAR DYNAMICS, INC.	SANA BIOTECHNOLOGY, INC.
By: /s/ Tomoyuki Hasegawa Name: Tomoyuki Hasegawa Title: President and CEO_______________	By: /s/ Dhaval Patel_____________ Name: Dhaval Patel______________ Title: CSO______________________

Exhibit 10.22(e)

Attachment 1 to Amendment No. 4

Exhibit A

Approved iPSC Line(s)

(1) Research‑grade iPSC Lines:

As of the Effective Date:

[***]

As of [***], the following lines were added:

[***]1

(2) cGMP-grade iPSC Line(s):

As of the Effective Date:

none

As of [***]:

[***]